Fair value measurement	12 Months Ended
Dec. 31, 2021
Fair value measurement
Fair value measurement

22.Fair value measurement

The fair value guidance describes three main approaches to measure the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

The Group adopted ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”) on January 1, 2020. The adoption of ASU 2018-13 had no significant impact on the Group’s consolidated financial statements.

22.Fair value measurement (Continued)

The Group did not have any other financial instruments that were required to be measured at fair value on a recurring basis as of December 31, 2020 and 2021 except for short-term investments.

The following table summarizes the Group’s assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy as of December 31, 2020 and 2021:

	Level 1	Level 2	Level 3
	RMB	RMB	RMB
As of December 31, 2021
Short-term investments (a)	—	3,621,637	—
As of December 31, 2020
Short-term investments (a)	—	1,473,349	—
(a)	Short-term investments represent structured deposits and the Group values these short-term investments based on quoted prices of similar products provided by banks at the end of each year, and accordingly, the Group classifies the valuation techniques that use these inputs as Level 2.

Apart from the short-term investments, the Group’s financial instruments consist of cash and cash equivalents, restricted cash, short-term bank deposits, net, long-term bank deposits, net, accounts and notes receivable, net, receivables from online payment platforms, amounts due from related parties, prepayments and other current assets, net, accounts and notes payable, accrued expenses and other current liabilities and amounts due to related party.

As of December 31, 2020 and 2021, the Group had no financial assets or financial liabilities that are measured at fair value on a non-recurring basis apart from the long-term investments. The Group’s non-financial assets, such as intangible assets and fixed assets, would be measured at fair value on a non-recurring basis only if they were determined to be impaired. The Group reviews the long-lived assets and certain identifiable intangible assets other than goodwill for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Impairment recorded for long-term investments for the years ended December 31, 2019, 2020 and 2021 was nil, RMB1,000 and nil, respectively. No impairment was recognized on the acquired intangible assets and fixed assets based on management’s assessment for the years ended December 31, 2019, 2020 and 2021.